UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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ANAVEX LIFE SCIENCES CORP.
(Name of Registrant as Specified In Its Charter)

___________________________________________________________
(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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ANAVEX LIFE SCIENCES CORP.
50 Harrison Street, Suite 315A
Hoboken, New Jersey 07030

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON APRIL 11, 2011

Dear Stockholder:

Our annual meeting of stockholders will be held on Monday, April 11, 2011, at 11:00 a.m. (Eastern Daylight Time) at 50 Harrison Street, Suite 315A, Hoboken, New Jersey 07030 for the following purposes:

1.	To elect Cameron Durrant, Harvey Lalach, Sean Lowry, and Alison Ayers as the directors of our company;

2.	To ratify the appointment of BDO Canada LLP as our independent registered public accounting firm;

3.	To ratify the increase in the number of shares of common stock issuable under our 2007 stock option plan by 1,000,000 shares; and

4.	To transact such other business as may properly come before the annual meeting or any adjournment thereof.

These items of business are more fully described in the proxy statement accompanying this notice.

Our board of directors has fixed the close of business on February 24, 2011 as the record date for the determination of the stockholders entitled to notice of, and to vote at, the annual meeting or any adjournment thereof. Only the stockholders of record on the record date are entitled to vote at the annual meeting.

Whether or not you plan on attending the annual meeting, we ask that you complete, date, sign, and return the enclosed proxy card as promptly as possible. If your shares are held of record by a broker, bank, or other nominee, please follow the voting instruction sent to you by your broker, bank, or other nominee in order to vote your shares.

Even if you have voted by proxy, you may still vote in person if you attend the annual meeting. Please note, however, that if your shares are held of record by a broker, bank, or other nominee and you wish to vote at the annual meeting, you must obtain a valid proxy issued in your name from that record holder.

Sincerely,

By Order of the Board of Directors

/s/ Harvey Lalach
Harvey Lalach
President

February 28, 2011

ANAVEX LIFE SCIENCES CORP.
50 Harrison Street, Suite 315A
Hoboken, New Jersey 07030

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON APRIL 11, 2011

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING OF STOCKHOLDERS

Why am I receiving these materials?

The board of directors of Anavex Life Sciences Corp. (“we”, “us”, or “our”) is soliciting proxies for use at the annual meeting of stockholders to be held on Monday, April 11, 2011, at 11:00 a.m. (Eastern Daylight Time) at 50 Harrison Street, Suite 315A, Hoboken, New Jersey 07030 or at any adjournment of the annual meeting. These materials are expected to be first sent or given to our stockholders on or about March 9, 2011.

What is included in these materials?

These materials include:

  the notice of the annual meeting of stockholders;
  this proxy statement for the annual meeting of stockholders;
  the proxy card; and
  our annual report on Form 10-K for the fiscal year ended September 30, 2010, as filed with the Securities and Exchange Commission on December 27, 2010.

Important Notice Regarding the Availability of Proxy Materials for the
Stockholder Meeting to be Held on April 11, 2011

This proxy statement and our annual report on Form 10-K for the fiscal year ended September 30, 2010 are also available at http://www.anavex.com/2011proxyinformation. The annual report on Form 10-K accompanies this proxy statement, but does not constitute a part of the proxy soliciting material.

What items will be voted on at the annual meeting?

Our stockholders will vote on:

  the election of directors;
  the ratification of appointment of our independent registered public accounting firm; and
  the ratification of increase in the number of shares of common stock issuable under our 2007 stock option plan by 1,000,000 shares.

What do I need to do now?

We urge you to carefully read and consider the information contained in this proxy statement. We request that you cast your vote on each of the proposals described in this proxy statement. You are invited to attend the annual meeting, but you do not need to attend the annual meeting in person to vote your shares. Even if you do not plan to attend the annual meeting, please complete, sign and return your proxy card.

Who can vote at the annual meeting?

Our board of directors has fixed the close of business on February 24, 2011 as the record date for the determination of the stockholders entitled to notice of, and to vote at, the annual meeting or any adjournment. If you were a stockholder of record on the record date, you are entitled to vote at the annual meeting.

As of the record date, 25,188,240 shares of our common stock were issued and outstanding and, therefore, a total of 25,188,240 votes are entitled to be cast at the annual meeting.

How many votes do I have?

On each proposal to be voted upon, you have one vote for each share of our common stock that you owned on the record date. There is no cumulative voting.

How do I vote my shares?

If you are a stockholder of record, you may vote in person at the annual meeting or by proxy.

  To vote in person, come to the annual meeting, and we will give you a ballot when you arrive.

  If you do not wish to vote in person or you will not be attending the annual meeting, you may vote by proxy. Please complete, date, sign, and return by mail the enclosed proxy card to the offices of our transfer agent, Nevada Agency and Transfer Company, at 50 West Liberty Street, Suite 880, Reno, Nevada 89501. To be represented at the annual meeting, the enclosed proxy must be deposited at the offices of our transfer agent at least 48 hours (excluding Saturdays, Sundays, and holidays) before the annual meeting or be presented at the annual meeting.

If you hold your shares in “street name” and:

  You wish to vote in person at the annual meeting, you must obtain a valid proxy from your broker, bank, or other nominee that holds your shares giving you the right to vote the shares at the annual meeting.

  If you do not wish to vote in person or if you will not be attending the annual meeting, you must vote your shares in the manner prescribed by your broker, bank or other nominee. Your broker, bank or other nominee should have enclosed or otherwise provided a voting instruction card for you to use in directing the broker, bank or nominee how to vote your shares.

What is the difference between a stockholder of record and a “street name” holder?

If your shares are registered directly in your name with our transfer agent, Nevada Agency and Transfer Company, then you are a stockholder of record with respect to those shares.

If your shares are held in a stock brokerage account or by a bank, or other nominee, then the broker, bank, or other nominee is the stockholder of record with respect to those shares. However, you still are the beneficial owner of those shares, and your shares are said to be held in “street name.” Street name holders generally cannot vote their shares directly and must instead instruct the broker, bank, or other nominee how to vote their shares. Street name holders are also invited to attend the annual meeting.

What does it mean if I receive more than one proxy card?

If you receive more than one proxy card, it means that you hold shares registered in more than one name or in different accounts. To ensure that all of your shares are voted, complete, date, sign, and return each proxy card. If some of your shares are held in “street name,” you should have received voting instruction with these materials from your broker, bank or other nominee. Please follow the voting instruction provided to ensure that your vote is counted.

What vote is required for the election of directors or for the approval of a proposal?

The vote of the holders of a majority of the stock having voting power present in person or represented by proxy will be sufficient to elect directors or to approve a proposal.

  For the election of directors, each nominee who receives more “For” votes than the combined votes of “Against” votes and votes that are abstained will be elected as a director. There is no cumulative voting in the election of directors.

  For the ratification of the appointment of the independent registered public accounting firm, to be approved, the proposal must receive more “For” votes than the combined votes of “Against” votes and votes that are abstained.

  For the ratification of increase in the number of shares of common stock issuable under our 2007 stock option plan by 1,000,000 shares, to be approved, the proposal must receive more “For” votes than the combined votes of “Against” votes and votes that are abstained.

How are votes counted?

For the election of directors, you may vote “For”, “Against”, or “Abstain” for each nominee for the directors. Votes that are abstained will be counted towards the vote total for the election of directors and thus will have the same effect as “Against” votes. Broker non-votes, if any, will not be counted towards the vote total for the election of directors and thus have no effect on the outcome of the vote on the election of directors.

For the ratification of the appointment of the independent registered public accounting firm, you may vote “For”, “Against”, or “Abstain” for the proposal. Votes that are abstained will be counted towards the vote total for the proposal and thus have the same effect as “Against” votes. Broker non-votes, if any, will not be counted towards the vote total for the proposal and thus have no effect on the outcome of the vote on this proposal.

For the ratification of the increase in the number of shares of common stock issuable under our 2010 stock option plan by 1,000,000 shares, you may vote “For”, “Against”, or “Abstain” for the proposal. Votes that are abstained will be counted towards the vote total for the proposal and thus have the same effect as “Against” votes. Broker non-votes, if any, will not be counted towards the vote total for the proposal and thus have no effect on the outcome of the vote on this proposal.

A “broker non-vote” occurs when a broker, bank, or other nominee holding shares for a beneficial owner in street name does not vote on a particular proposal because it does not have discretionary voting power with respect to that proposal and has not received instructions with respect to that proposal from the beneficial owner of those shares, despite voting on at least one other proposal for which it does have discretionary authority or for which it has received instructions.

What happens if I do not make specific voting choices?

If you are a stockholder of record and you submit a signed proxy card without specifying how you want to vote your shares, the proxy holders will vote your shares in the manner recommended by our board of directors on all proposals.

If you hold your shares in the street name and you do not give instructions to your broker, bank or other nominee to vote your shares, under the rules that govern brokers, banks, and other nominees who are the stockholders of record of the shares held in street name, it generally has the discretion to vote uninstructed shares on routine matters but have no discretion to vote them on non-routine matters.

What is the quorum requirement?

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if holders of at least one third of the stock issued and outstanding and entitled to vote at the annual meeting as of the record date are present in person or represented by proxy. Your shares will be counted towards the quorum requirement only if you or the registered holder of your shares, properly submit a valid proxy card by mail or present in person at the annual meeting. Votes that are abstained and broker non-votes will be counted towards the quorum requirement. If there is no quorum, the stockholders entitled to vote at the annual meeting, present in person or represented by proxy will have power to adjourn the annual meeting from time to time until a quorum will be present.

How does the board of directors recommend that I vote?

Our board of directors recommends that you vote your shares:

  “For” the election of all nominees for directors;

  “For” the ratification of the appointment of the independent registered public accounting firm; and

  “For” the ratification of the increase in the number of shares of common stock issuable under our 2007 stock option plan by 1,000,000 shares.

Can I change my vote after submitting my proxy?

Yes. You may revoke your proxy and change your vote at any time before the final vote at the annual meeting. If you are a stockholder of record, after revoking your proxy, you may vote again on a later date by signing and returning a new proxy card with a later date or by attending the annual meeting in person. Your attendance at the annual meeting will not automatically revoke your proxy unless you vote again at the annual meeting or specifically request in writing that your prior proxy be revoked. If you are a stockholder of record, you may revoke your proxy by doing any one of the following:

  You may submit another proxy card with a later date;

  You may send a written notice that you are revoking your proxy to us at Anavex Life Sciences Corp., 50 Harrison Street, Suite 315A, Hoboken, NJ 07030 , Attention: President before the date of the annual meeting; or

  You may attend the annual meeting and vote in person.

If you hold your shares in the street name, you will need to follow the voting instruction provided by your broker, bank or other nominee regarding how to revoke or change your vote.

How can I attend the annual meeting?

You may call us at +1 (416) 489-0092 if you want to obtain information or directions to be able to attend the annual meeting and vote in person.

You may be asked to present valid picture identification, such as a driver’s license or passport, before being admitted to the annual meeting. If you hold your shares in street name, you also will need proof of ownership to be admitted to the annual meeting. A recent brokerage statement or letter from your broker, bank or other nominee is an example of proof of ownership.

Who pays for the cost of proxy preparation and solicitation?

We pay for the cost of proxy preparation and solicitation, including the reasonable charges and expenses of brokers, banks or other nominees for forwarding proxy materials to street name holders.

We are soliciting proxies primarily by mail. In addition, our directors, officers and regular employees may solicit proxies by telephone, facsimile, mail, other means of communication or personally. These individuals will receive no additional compensation for their services other than their regular salaries.

We will ask brokers, banks, and other nominees to forward the proxy materials to their principals and to obtain their authority to execute proxies and voting instructions. We will reimburse them for their reasonable expenses.

FORWARD-LOOKING STATEMENTS

This proxy statement contains forward-looking statements. These statements relate to future events or our future financial performance. In some cases, you can identify forward-looking statements by terminology such as “may”, “should”, “expect”, “plan”, “anticipate”, “believe”, “estimate”, “predict”, “potential” or “continue” or the negative of these terms or other comparable terminology. These statements are only predictions and involve known and unknown risks, uncertainties and other factors that may cause our company’s or our industry’s actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements.

Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States and Canada, we do not intend to update any of the forward-looking statements to conform these statements to actual results.

CURRENCY

Unless otherwise specified, all dollar amounts are expressed in United States dollars

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

The following tables set forth, as of February 24, 2011, certain information with respect to the beneficial ownership of our common stock by each stockholder known by us to be the beneficial owner of more than 5% of our common stock, by each of our current directors and executive officers. Each person has sole voting and investment power with respect to the shares of common stock, except as otherwise indicated. Beneficial ownership consists of a direct interest in the shares of common stock, except as otherwise indicated.

In the following tables, we have determined the number and percentage of shares beneficially owned in accordance with Rule 13d-3 of the Securities Exchange Act of 1934 based on information provided to us by our controlling stockholder, executive officers and directors, and this information does not necessarily indicate beneficial ownership for any other purpose. In determining the number of shares of our common stock beneficially owned by a person and the percentage ownership of that person, we include any shares as to which the person has sole or shared voting power or investment power, as well as any shares subject to warrants or options held by that person that are currently exercisable or exercisable within 60 days.

Security Ownership of Certain Beneficial Owners

Title of class	Name and address of beneficial owner	Amount and nature of beneficial ownership	Percent of class (1)
Common Stock	Athanasios Skarpelos 2, Place du Port Geneva, Switzerland CH 1204	6,725,832 Direct	26.70%

Security Ownership of Management

Title of class	Name and address of beneficial owner	Amount and nature of beneficial ownership	Percent of class (1)
Common Stock	Harvey Lalach 4837 Canyon Ridge Crescent Kelowna, British Columbia Canada	795,372 (2) Direct	3.13%
Common Stock	Cameron Durrant 90 Fairmount Road West Califon, NJ 07830-3330	1,000,000 (3) Direct	3.82%
Common Stock	Alison Ayers 340, North Wyoming Avenue, South Orange, NJ 07079	200,000 (4) Direct	0.79%
Common Stock	David Tousley 14610 Pawnee Lane Leawood, KS 66224	258,331 (5) Direct	1.02%
Common Stock	Sean Lowry 1172 Bay Street, #300 Toronto, Ontario M5S 1L9	Nil	Nil
Common Stock	Directors & Executive Officers as a group (5 persons)	2,253,703	8.39%

(1) Percentage of ownership is based on 25,188,240 shares of our common stock issued and outstanding as of February 24, 2011. Except as otherwise indicated, we believe that the beneficial owners of the common stock listed above, based on information furnished by such owners, have sole investment and voting power with respect to such shares, subject to community property laws where applicable. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of common stock subject to options or warrants currently exercisable, or exercisable within 60 days, are deemed outstanding for purposes of computing the percentage ownership of the person holding such option or warrants, but are not deemed outstanding for purposes of computing the percentage ownership of any other person.
(2) Includes 200,000 stock options exercisable within 60 days.
(3) Includes 1,000,000 stock options exercisable within 60 days.
(4) Includes 200,000 stock options exercisable within 60 days.
(5) Includes 258,331 stock options exercisable within 60 days.

Changes in Control

We are unaware of any contract or other arrangement the operation of which may at a subsequent date result in a change of control of our company.

PROPOSAL 1

ELECTION OF DIRECTORS

Our board of directors consists of four directors. Our board of directors is to be elected at our annual meeting and each director elected is to hold office until his or her successor is elected and qualified.

Our board of directors has nominated the persons named below as candidates for directors at the annual meeting. Unless otherwise directed, the proxy holders will vote the proxies received by them for the four nominees named below.

Our board of directors recommends that you vote FOR the nominees.

Nominees

Name	Position Held with Our Company	Age	Date First Elected or Appointed
Dr. Cameron Durrant	Executive Chairman and Director	50	December 17, 2007
Harvey Lalach	President, Chief Operating Officer, Secretary and Director	45	April 25, 2006
Sean Lowry	Director	38	February 24, 2011
Alison Ayers	Director	58	May 20, 2008

Business Experience

The following is a brief account of the education and business experience of the above nominees during at least the past five years, indicating their principal occupation during the period, and the name and principal business of the organization by which they were employed.

Dr. Cameron Durrant

Dr. Durrant has worked in healthcare and pharmaceuticals for 28 years. He was most recently Worldwide Vice President, Infectious Diseases, Global Strategic Marketing at Johnson & Johnson (NYSE: JNJ). Dr. Durrant has been a CEO and director of Pediamed Pharmaceuticals, Inc., a specialty pharmaceuticals company, CEO and director of Spherics, Inc., a drug delivery, manufacturing and clinical development company and is CEO and Chairman of PediatRx Inc.(OTCBB: PEDX), a specialty pharmaceuticals company. Additionally Dr. Durrant has raised over $55 million in equity for various companies.

Dr. Durrant’s background also includes executive-level positions with Merck & Co. (NYSE: MRK), Glaxo Smith Kline PLC (NYSE: GSK) and Pharmacia Corporation (now part of Pfizer Inc. (NYSE: PFE)).

Dr. Durrant’s prior board experience includes serving in the role of chairman and on audit, nominating and compensation sub-committees. Prior boards have included Topaz Pharmaceuticals, PDS Biotechnology Corporation, Pressure-Point Inc. and MedNet Media. He is a founding and current board member of Bexion Pharmaceuticals, a private oncology research and development company with therapeutics, diagnostic/imaging and drug delivery capabilities.

Dr. Durrant was a regional winner and national finalist for Ernst & Young’s Entrepreneur of the Year award in 2005. Dr. Durrant holds a MBA from Henley Management College at Oxford and a MB and BCh (equivalent to the American MD degree) from the Welsh National School of Medicine in Cardiff, U.K.. He also holds several post graduate medical degrees and diplomas, including the DRCOG, the DipCH and the MRCGP.

We believe Dr. Durrant is qualified to serve on our board of directors because of his knowledge of our company’s history and current operations, which he gained from being a director of our company since December 17, 2007, in addition to his education and business experiences described above.

Harvey Lalach

Mr. Lalach is a senior-level executive with more than 24 years of experience. A co-founder of Anavex Life Sciences Corp., he has served as President, Secretary and director since its inception in 2007. Prior to co-founding Anavex Life Sciences Corp., Mr. Lalach played an instrumental role in the development and successful growth of numerous start-up ventures in both the public and private sectors. Mr. Lalach has spent many years focused on the corporate governance and management of public companies, where he has served in both director and officer capacities. Mr. Lalach has vast experience in corporate finance activities and strategic initiatives, including several M&A transactions and raising equity in both North America and Europe. Mr. Lalach began his career in the financial/securities industry where he held various roles of increasing responsibility over 10 years with institutions such as the Vancouver Stock Exchange, BMO Nesbitt Burns and TD Bank. Most recently Mr. Lalach served as President and CEO for Assure Energy, Inc. (OTCBB: ASUR) and Quarry Oil & Gas Corp. (TSXV: QUC). Throughout his career, Mr. Lalach has gained extensive experience in the management and governance of listed public companies.

We believe Mr. Lalach is qualified to serve on our board of directors because of his knowledge of our company’s history and current operations, which he gained from serving as our officer and director since April 25, 2006, in addition to his business experiences described above.

Sean Lowry

Since 2001, Mr. Lowry has been president of Wm. Lowry Consulting, a management consulting company. He has been a partner and portfolio manager in Gulfstream Ventures, a venture capital firm, since 2006. Mr. Lowry has served as an officer and director of several private companies as well as director of investor relations for Workbrain Inc. (TSX:WB) between 2004 and 2006.

We believe Mr. Lowry is qualified to serve on our board of directors because of his business experiences described above.

Alison Ayers

Ms. Ayers is the current Worldwide Commercial Head for Oncology for Pfizer Inc. (NYSE: PFE). She is a member of the leadership team that develops Pfizer’s oncology strategic plan and which manages the portfolio, including asset prioritization, development planning, strategic and investment decisions including licensing and acquisitions. Ms Ayers is also responsible for global commercialization of Pfizer’s oncology portfolio, with revenues approximately $2 billion.

Previously, Ms. Ayers was Commercial Head, Infectious Disease, Worldwide Marketing for Pfizer, responsible for strategic leadership for the company’s infectious disease portfolio. Under her leadership, Pfizer’s infectious disease portfolio exceeded $3 billion in sales in 2005, with two compounds achieving sales growth of 20-30%.

Before joining Pfizer Ms. Ayers was Vice President of Portfolio Management for Pharmacia Healthcare Ltd, where she developed and implemented strategies to maximize earnings from the company’s complex global $2.5 billion diversified products portfolio, which is comprised of more than 600 mature, non-promoted products. In her earlier role as Vice President, Commercial Development, Oncology for Pharmacia, Ms. Ayers was responsible for providing commercial leadership for the company’s oncology pipeline, and held a pivotal role in the acquisition of biotech company Sugen, which delivered Pfizer’s leading angiogenesis inhibitor, Sutent. Pharmacia was acquired by Pfizer in 2003.

Ms. Ayers’ background also includes senior positions in business and product planning for numerous bioscience and pharmaceutical companies, including Merck & Co. (NYSE: MRK), The Health Care Group, U.S. Bioscience, Inc. (AMEX: UBS), Bristol-Myers Squibb Co. (NYSE: BMY) and Lederle Laboratories (NYSE:WYE). She holds a Master of Science with distinction in biopharmacy and a Diploma in Business Studies, both from the University of London, UK, as well as a Bachelor of Science with honors in physiology and biochemistry from the University of Southampton, UK.

We believe Ms. Ayers is qualified to serve on our board of directors because of her knowledge of our company’s history and current operations, which she gained from being a director of our company since May 20, 2008, in addition to her education and business experiences described above.

Executive Officers

Our executive officers who are not nominees for our directors, their age, positions held, and duration of such and a brief description of the background and business experience for the past five years are as follows:

Name	Position Held with Our Company	Age	Date First Appointed
David Tousley	Chief Financial Officer	56	September 1, 2010

David Tousley

Mr. Tousley has over 25 years of senior-level experience in biotech, specialty pharmaceuticals and full-phase pharmaceutical companies. He has held the position of President, COO and CFO at companies including airPharma, PediaMed Pharmaceuticals, Inc., AVAX Technologies Inc. (OTCBB: AVXT), and Pasteur, Merieux, Connaught, (known today as Sanofi-Pasteur SA). During his career, Mr. Tousley has led all aspects of operations, including pharmaceutical development, in both the private and public company environment. His accomplishments include the raising over $100 million in debt and equity financings and he has led key business development activities, including joint ventures, partnerships, acquisitions and divestitures in the U.S., Europe and Australia.

Mr. Tousley was a director of our company from June 3, 2008 to February 24, 2011. Mr. Tousley has also been Chief Financial Officer, Treasurer, Secretary, and director of PediatRx Inc. (OTCBB: PEDX) since November 17, 2010. PediatRx Inc. is a publicly traded specialty pharmaceutical company that brings prescription, branded products to healthcare professionals for the treatment of serious medical conditions treated in the hospital, with an initial focus on oncology supportive care. Mr. Tousley currently serves as a director of ImmunoGenetix Therapeutics, Inc, a biotech company that is developing advanced DNA immunotherapies for HIV infection.

Mr. Tousley holds an MBA in accounting from Rutgers Graduate School of Business and a B.A. in English from Rutgers College, both in New Jersey and belongs to the New Jersey Society of Certified Public Accountants and the American Institute of Certified Public Accountants.

CORPORATE GOVERNANCE

Meetings

During the fiscal year ended September 30, 2010, our board of directors held two meetings. All other proceedings of our board of directors were conducted by resolutions consented to in writing by all of the directors and filed with the minutes of the proceedings of the directors. Such resolutions consented to in writing by the directors entitled to vote on that resolution at a meeting of the directors are, according to the Nevada Revised Statutes as valid and effective as if they had been passed at a meeting of the directors duly called and held.

We encourage all incumbent directors and nominees for election as directors to attend our annual meeting of stockholders. Two directors attended our annual meeting of stockholders on April 28, 2010.

Committees of the Board of Directors

Audit Committee and Audit Committee Financial Expert

We have an audit committee, currently comprised of two directors, Harvey Lalach and Sean Lowry. During the fiscal year ended September 30, 2010, our audit committee, comprised of Harvey Lalach and David Tousley, held one meeting. We have adopted an audit committee charter, a copy of which is attached as an appendix “A” to this proxy statement. The audit committee represents our board of directors in discharging its responsibility relating to the accounting, reporting and financial practices of our company, and has general responsibility for oversight of internal controls, accounting and audit activities and legal compliance of our company. However, the audit committee’s function is one of oversight only and does not relieve our management of its responsibilities for preparing financial statements which accurately and fairly present our financial results and conditions or the responsibilities of the independent registered public accounting firm relating to the audit or review of financial statements.

Sean Lowry is considered as an “audit committee financial expert” as defined in Item 407(d)(5)(ii) of Regulation S-K, and is the Chairman of our audit committee.

Audit Committee Report

Our audit committee oversees our financial reporting process. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal controls. In fulfilling its oversight responsibilities, our audit committee reviewed the audited financial statements in the annual report on Form 10-K for the year ended September 30, 2010, with management including a discussion of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

Our audit committee reviewed with the independent registered public accounting firm, which is responsible for expressing an opinion on the conformity of audited financial statements with generally accepted accounting principles, its judgments as to our accounting principles and such other matters as are required to be discussed with our audit committee under auditing standards of the Public Company Accounting Oversight Board (United States), including those described in Statement on Auditing Standards No. 61, as amended, “Communication with Audit Committees,” and discussed and reviewed results of the independent registered public accounting firm’s examination of the financial statements. In addition, our audit committee discussed with the independent registered public accounting firm its independence from management and our company, including the matters in the written disclosures required by the Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees.” Our audit committee also considered whether the provision of non-audit services is compatible with maintaining the auditor’s independence.

In reliance on the reviews and discussions referred to above, our audit committee recommended to our board of directors that the audited financial statements be included in our annual report on Form 10-K for the year ended September 30, 2010, filed with the Securities and Exchange Commission.

Members of the Audit Committee

Harvey Lalach               Sean Lowry

The material in this report is not “soliciting material,” is not deemed “filed” with the Securities and Exchange Commission and is not to be incorporated by reference in any filing of our company under the Securities Act of 1933 or the Securities Exchange Act of 1934 whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

Nominating and Compensation Committees

We do not have standing nominating or compensation committees, or committees performing similar functions. Our board of directors believes that it is not necessary to have a standing compensation committee at this time because the functions of such committee are adequately performed by our board of directors. Our board of directors has not adopted a charter for the compensation committee.

Our board of directors also is of the view that it is appropriate for us not to have a standing nominating committee because our board of directors has performed and is expected to perform adequately the functions of a nominating committee. Our board of directors has not adopted a charter for the nominating committee. There has not been any defined policy or procedure requirements for stockholders to submit recommendations or nomination for directors. Our board of directors does not believe that a defined policy with regard to the consideration of candidates recommended by stockholders is necessary at this time because we believe that, at this stage of our development, a specific nominating policy would be premature and of little assistance until our business operations are at a more advanced level. There are no specific, minimum qualifications that our board of directors believes must be met by a candidate recommended by our board of directors. The process of identifying and evaluating nominees for director typically begins with our board of directors soliciting professional firms with whom we have an existing business relationship, such as law firms, accounting firms or financial advisory firms, for suitable candidates to serve as directors. It is followed by our board of directors’ review of the candidates’ resumes and interview of candidates. Based on the information gathered, our board of directors then makes a decision on whether to recommend the candidates as nominees for director. We do not pay any fee to any third party or parties to identify or evaluate or assist in identifying or evaluating potential nominee.

Director Independence

Under NASDAQ Rule 5605(a)(2), a director is not considered to be independent if he or she is also an executive officer or employee of the company or accepted any compensation from the company in excess of $120,000 during any period of twelve consecutive months within the three years preceding the determination of independence.

We determined that Harvey Lalach and Cameron Durrant are not independent as that term is defined by NASDAQ 5605(a)(2) because Mr. Lalach is our President and Chief Operating Officer and Dr. Durrant is our Executive Chairman and principal executive officer. We determined that Alison Ayers and Sean Lowry are independent as that term is defined by NASDAQ Rule 5605(a)(2).

Board Leadership Structure

The positions of our principal executive officer and the chairman of our board of directors are served by one individual, Dr. Cameron Durrant. We have determined that the leadership structure of our board of directors is appropriate, especially given the early stage of our development and the size of our company. Our board of directors provides oversight of our risk exposure by receiving periodic reports from senior management regarding matters relating to financial, operational, legal and strategic risks and mitigation strategies for such risks.

Family Relationships

There are no family relationships between any director or executive officer.

Involvement in Certain Legal Proceedings

There are no material proceedings to which any director or executive officer or any associate of any such director or officer is a party adverse to our company or has a material interest adverse to our company.

No director or executive officer has been involved in any of the following events during the past ten years:

1.	any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;

2.	any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offences);

3.

being subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities;

4.

being found by a court of competent jurisdiction (in a civil action), the Securities and Exchange Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated;

5.

being the subject of, or a party to, any federal or state judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of: (i) any federal or state securities or commodities law or regulation; or (ii) any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease- and- desist order, or removal or prohibition order; or (iii) any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

6.

being the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Securities Exchange Act of 1934), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

Terms of Office

Our directors are to be elected at our annual meeting and each director elected is to hold office until his or her successor is elected and qualified. Our board of directors may remove our officers at any time.

Code of Ethics

We have adopted a code of ethics that applies to all directors, officers and employees of our company including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. We undertake herewith to provide by mail to any person without charge, upon request, a copy of such code of ethics if we receive the request in writing by mail to Anavex Life Sciences Corp., 315A, 50 Harrison St., Hoboken, NJ 07030 Attention: President.

Stockholder Communications with the Board of Directors

Our company does not have a formal procedure for stockholder communication with our board of directors. In general, members of our board of directors and executive officers are accessible by telephone or mail. Any matter intended for our board of directors, or for any individual member or members of our board of directors, should be directed to the President with a request to forward the communication to the intended recipient.

Transactions with related persons

Other than as disclosed below and elsewhere, there has been no transaction, since October 1, 2008, or currently proposed transaction, in which we were or are to be a participant and the amount involved exceeds the lesser of $120,000 or one percent of the average of our total assets at year end for the last two completed fiscal years, and in which any of the following persons had or will have a director or indirect material interest.

(i)	Any of our directors or officers;

(ii)	Any person proposed as a nominee for election as a director;

(iii)	Any person who beneficially owns, directly or indirectly, shares carrying more than 5% of the voting rights attached to our outstanding shares of common stock; and

(v)	Any member of the immediate family (including spouse, parents, children, siblings and in- laws) of any of the foregoing persons.

On May 15, 2008, we terminated the services of Panos Kontzalis, our former Chief Executive Officer and agreed to a severance package consisting of the issuance of 65,000 shares of our common stock. In addition, we issued a promissory note payable to him in the amount of $200,000. This promissory note was without interest and had specified repayment terms. We repaid $100,000 in accordance with the repayment terms. On February 2, 2010 we issued 49,505 shares of our common stock, at their fair value of $2.02 per share pursuant to an agreement with Mr. Kontzalis to settle the outstanding amount owed ($100,000).

Compensation of Executive Officers and Directors

For information regarding compensation of our executive officers and directors, please see “Executive Compensation.”

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, requires our executive officers and directors and persons who own more than 10% of a registered class of our equity securities to file with the Securities and Exchange Commission initial statements of beneficial ownership, reports of changes in ownership and annual reports concerning their ownership of our common stock and other equity securities, on Forms 3, 4 and 5 respectively. Executive officers, directors and greater than 10% stockholders are required by the Securities and Exchange Commission regulations to furnish our company with copies of all Section 16(a) reports they file.

Based solely on our review of the copies of such forms received by us, or written representations from certain reporting persons, we believe that during fiscal year ended September 30, 2010, all filing requirements applicable to our officers, directors and greater than 10% percent beneficial owners were complied with, with the exception of the following:

Name	Number of Late Reports	Number of Transactions Not Reported on a Timely Basis	Failure to File Required Forms
Dr. Cameron Durrant	2	2	N/A
Harvey Lalach	2	2	N/A
Alison Ayers	2	2	N/A
David Tousley	3	3	N/A

EXECUTIVE COMPENSATION

Summary Compensation

The particulars of compensation paid to the following persons:

(a)	our principal executive officer;

(b)	each of our two most highly compensated executive officers who were serving as executive officers at the end of the year ended September 30, 2010 who had total compensation exceeding $100,000; and

(c)

up to two additional individuals for whom disclosure would have been provided under (b) but for the fact that the individual was not serving as our executive officer at the end of the most recently completed financial year, who we will collectively refer to as the named executive officers, for our fiscal years ended September 30, 2010 and 2009 are set out in the following summary compensation table:

SUMMARY COMPENSATION TABLE
Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non- Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Dr. Cameron Durrant(1) Executive Chairman and Director	2010 2009	$200,000 Nil	Nil Nil	Nil Nil	$125,000 $536,000	Nil Nil	Nil Nil	Nil Nil	$325,000 $536,000
Dr. Herve de Kergrohen(2) Former Chief Executive Officer	2010 2009	$223,483 $67,452	Nil Nil	Nil Nil	Nil $1,183,000	Nil Nil	Nil Nil	Nil Nil	$223,483 $1,250,452
Harvey Lalach(3) President, Chief Operating Officer, Secretary and Director and Former Chief Financial Officer	2010 2009	$150,000 $150,000	Nil Nil	Nil Nil	$125,000 Nil	Nil Nil	Nil Nil	Nil Nil	$275,000 $150,000
David Tousley(4) Chief Financial Officer and Former Director	2010 2009	$8,333 Nil	Nil Nil	Nil Nil	$627,000 Nil	Nil Nil	Nil Nil	Nil Nil	$635,333 Nil

(1)

Dr. Cameron Durrant was appointed as our Executive Chairman on January 2, 2010. Prior to that date, Dr. Durrant served as an advisor to the company and as a director and received certain stock option awards for his services in that capacity. During the fiscal year ended September 30, 2010 Dr. Durrant was granted 50,000 stock options (2009: 400,000).

(2)

Dr. de Kergrohen was appointed as our Chief Executive Officer and a director on June 16, 2009. Dr. de Kergrohen was terminated as our Chief Executive Officer and as a director on March 1, 2010. Stock option awards reported above represent the amount of expense recorded in the financial statements each year. During the fiscal year ended September 30, 2010 Dr. de Kergrohen was not granted any stock options (2009: 700,000). At the time of his termination, no stock options had vested and all options were canceled.

(3)	Mr. Lalach was appointed President, CFO and Secretary on April 25, 2006. During the fiscal year ended September 30, 2010 Mr. Lalach was granted 50,000 stock options (2009: Nil).
(4)

David Tousley was appointed as our Chief Financial Officer on September 1, 2010. Mr. Tousley was a director of our company from June 3, 2008 to February 24, 2011. During the fiscal year ended September 30, 2010 Mr. Tousley was granted 250,000 stock options (2009: Nil).

(5)

Details of our stock-based compensation arrangements, including the assumptions used in calculating the fair value of our share based awards, are disclosed in footnote 10 to our financial statements for the years ended September 30, 2010 and 2009.

Consulting Agreements

Cameron Durrant

On May 20, 2008, we entered into a consulting agreement with Cameron Durrant to provide certain management and consulting services to our company. Consideration for his services included:

(a)	the issuance of 200,000 shares of common stock to be paid installments of 25,000 shares every quarter;

(b)	the issuance of 400,000 stock options exercisable at $5.25 per share for a period of three years, subject to vesting provisions; and

(c)	a payment of a finder’s fee for any financing our company receives from non-investment banking sources in the amount of 4% on the first $100,000,000 and 2% on the balance.

On May 14, 2009, we signed an amended consulting agreement with Cameron Durrant, whereby the consideration of 200,000 common shares to be paid in installments of 25,000 common shares every quarter was replaced with a grant of 400,000 options at an exercise price of $2.50 per share until May 12, 2014 and vested as follows:

(a)	200,000 options upon the execution of the amended consulting agreement;

(b)	50,000 options on August 14, 2009

(c)	50,000 options on November 14, 2009

(d)	50,000 options on February 14, 2010

(e)	50,000 options on May 14, 2010

Dr. Durrant received 75,000 shares of common stock pursuant to the consulting agreement dated May 20, 2008 and subsequently returned these 75,000 shares to our company for cancellation as a result of the award modification.

On January 2, 2010 we signed a second amended consulting agreement with Dr. Durrant, whereby we retained his services as our Executive Chairman commencing as of January 2, 2010. In consideration of Dr. Durrant’s services, we agreed to pay him a monthly fee of $25,000, which equates to $300,000 over the course of one year. The term of this agreement is for a period of two years commencing on January 2, 2010 and expiring on January 1, 2012.

Harvey Lalach

We have a consulting agreement dated February 1, 2007 with Harvey Lalach to provide management services to our company for consideration of $7,000 per month. The contract had a two year term, and has been extended for an additional two year term expiring January 31, 2011. During the fiscal year ended September 30, 2008, we agreed to increase the compensation of Mr. Lalach to $12,500 per month. The consulting agreement has been extended for an additional two year term expiring January 31, 2013.

David Tousley

On September 1, 2010, we entered into an independent contractor agreement with Mr. Tousley to provide certain services to our company. Pursuant to the agreement, Mr. Tousley agreed to perform such duties as are regularly and customarily performed by the Chief Financial Officer of a corporation in consideration for, among other things, $100,000 per annum. Mr. Tousley is also eligible to receive an annual bonus of 50% of his annual fees and a stock option award at the end of each year at the discretion of the board of directors. The term of the agreement is two years from September 1, 2010, unless both parties agree to extend. Either party may terminate the agreement by giving six months notice plus two months for every year of engagement of the contractor, up to 12 months. On September 1, 2010 we issued 200,000 stock options exercisable at $3.45 per option to Mr. Tousley. The options expire five years from the date of grant and vest monthly over the term of Mr. Tousley’s independent contractor agreement.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth for each named executive officer and director certain information concerning the outstanding equity awards as of September 30, 2010.

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options	Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock that Have Not Vested	Market Value of Shares or Units of Stock that Have Not Vested	Equity Incentive Plan Awards : Number of Unearned Shares, Units or Other Rights that Have Not Vested	Equity Incentive Plan Awards : Market or Payout Value of Unearned Shares, Units or Other Rights that Have Not Vested
Harvey Lalach	150,000 25,000	Nil 25,000	Nil Nil	$5.00 $3.50	June 3, 2013 June 29, 2015	Nil	Nil	Nil	Nil
Alison Ayers	150,000 25,000	Nil 25,000	Nil Nil	$5.00 $3.50	June 3, 2013 June 29, 2015	Nil	Nil	Nil	Nil
Cameron Durrant	400,000 400,000 150,000 25,000	Nil Nil Nil 25,000	Nil Nil Nil Nil	$5.25 $2.50 $3.10 $3.50	May 20, 2013 May 12, 2012 Dec 12, 2012 June 29, 2015	Nil	Nil	Nil	Nil
David Tousley	150,000 25,000 8,333	Nil 25,000 191,667	Nil Nil Nil	$3.10 $3.50 $3.45	June 3, 2013 June 29, 2015 Sept 1, 2015	Nil	Nil	Nil	Nil

We have not adopted any other equity compensation plan other than our 2007 stock option plan.

Compensation of Directors

The table below shows the compensation of our directors who are not our named executive officers for the fiscal year ended September 30, 2010:

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards(1) ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All other Compensation ($)	Total ($)
Alison Ayers	Nil	Nil	$125,000	Nil	Nil	Nil	$125,000

(1)

Details of our stock-based compensation arrangements, including the assumptions used in calculating the fair value of our share based awards, are disclosed in footnote 10 to our financial statements for the years ended September 30, 2010 and 2009.

We reimburse our directors for expenses incurred in connection with attending board meetings. We have not paid any director’s fees or other cash compensation for services rendered as a director since our inception to September 30, 2010.

During the fiscal year ended September 30, 2010, there were no standard or other arrangements pursuant to which any of our directors were compensated for services provided in their capacity as directors.

We currently have no formal plan for compensating our directors for their services in their capacity as directors, although we may elect to issue stock options to such persons in the future with the exception of our recently appointed director Sean Lowry whereby we have agreed to compensate Mr. Lowry $60,000 annually and issue 150,000 options for his services. Directors are entitled to reimbursement for reasonable travel and other out-of-pocket expenses incurred in connection with attendance at meetings of our board of directors. Our board of directors may award special remuneration to any director undertaking any special services on our behalf other than services ordinarily required of a director.

Retirement or Similar Benefit Plans

There are no arrangements or plans in which we provide retirement or similar benefits for our directors or executive officers.

Resignation, Retirement, Other Termination, or Change in Control Arrangements

We have no contract, agreement, plan or arrangement, whether written or unwritten, that provides for payments to our directors or executive officers at, following, or in connection with the resignation, retirement or other termination of our directors or executive officers, or a change in control of our company or a change in our directors’ or executive officers’ responsibilities following a change in control with the exception of the agreement with David Tousley, our Chief Financial Officer, and the agreement with Harvey Lalach, our President, whereby if the agreements are terminated within six months following a change of control, or if the surviving entity fails to provide similar agreements following a change of control, then we agreed to pay Mr. Tousley and Mr. Lalach lump sum amounts equal to 150% of the amount calculated by multiplying one twelfth of their respective annual fees by the number of months in their respective termination notice.

PROPOSAL 2

RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Our board of directors is asking our stockholders to ratify the appointment of BDO Canada LLP as our independent registered public accounting firm.

Stockholder ratification of the appointment of BDO Canada LLP as our independent registered public accounting firm is not required by our bylaws or otherwise. However, our board of directors is submitting the selection of BDO Canada LLP to the stockholders for ratification as a matter of corporate practice. If the stockholders fail to ratify the selection, the board of directors will reconsider whether or not to retain the firm. Even if the selection is ratified, our board of directors in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if our board of directors determines that such a change would be in the best interest of our company and our stockholders.

Our board of directors has reviewed with BDO Canada LLP, whether the services provided by it are compatible with maintaining its independence. Representatives of BDO Canada LLP are not expected to be present at the annual meeting.

Our board of directors recommends that you vote FOR the ratification of the appointment of BDO Canada LLP, as our independent registered public accounting firm.

Fees Paid to Our Independent Registered Public Accounting Firm

The following table sets forth the aggregate fees billed or expected to be billed to our company for professional services rendered by our independent registered public accounting firms, for the fiscal years ended September 30, 2010 and 2009:

Fees	2010	2009

Audit fees	$86,656	$80,838
Audit related fees	Nil	Nil
Tax fees	$6,537	$3,850
All other fees	Nil	Nil
Total Fees	$93,193	$84,688

Audit Fees. Consist of fees billed for professional services rendered for the audits of our financial statements, reviews of our interim financial statements included in quarterly reports, services performed in connection with filings with the Securities and Exchange Commission and other services that are normally provided by BDO Canada LLP for the fiscal years ended September 30, 2010 and 2009, in connection with statutory and regulatory filings or engagements.

Policy on Pre-Approval by Audit Committee of Services Performed by Independent Registered Public Accounting Firm

Our audit committee pre-approves all services provided by our independent registered public accounting firm. All of the above services and fees were reviewed and approved by our audit committee before the respective services were rendered.

Our audit committee has considered the nature and amount of fees billed by BDO Canada LLP and believes that the provision of services for activities unrelated to the audit was compatible with maintaining BDO Canada LLP’s independence.

PROPOSAL 3

RATIFICATION OF THE INCREASE IN THE NUMBER OF SHARES OF COMMON STOCK
ISSUABLE UNDER THE 2007 STOCK OPTION PLAN

Our board of directors is asking our stockholders to ratify the amendment to our 2007 stock option plan to increase the number of shares of common stock issuable under the plan by 1,000,000.

On April 17, 2007, our directors adopted the 2007 stock option plan, pursuant to which our board of directors was authorized to grant stock options to acquire up to a total of 3,000,000 shares of our common stock. On May 25, 2007, our stockholders ratified and approved the 2007 stock option plan at the annual meeting of stockholders. As of February 25, 2011, 2,775,000 options have been granted to employees, directors, consultants and officers of our company and there are approximately 30 persons who are eligible to receive stock options. On February 2, 2011, our board of directors approved the amendment to our 2007 stock option plan to increase the number of shares of common stock issuable under the plan to 4,000,000 from 3,000,000.

Our board of directors recommends that you vote FOR the ratification of the increase in the number of shares of common stock issuable under our 2007 stock option plan by 1,000,000 shares.

Description of Our Amended and Restated 2007 Stock Option Plan

The following is a summary of the material features of our amended and restated 2007 stock option plan. The full text of our amended and restated 2007 stock option plan is attached as appendix “B” to this proxy statement.

Purpose

The purpose of our amended and restated 2007 stock option plan is to retain the services of valued key employees and consultants of our company and such other persons as the plan administrator selects, and to encourage such persons to acquire a greater proprietary interest in our company, thereby strengthening their incentive to achieve the objectives of our stockholders, and to serve as an aid and inducement in the hiring of new employees and to provide an equity incentive to consultants and other persons selected by the plan administrator.

Administration

The plan administrator, which is currently our board of directors, administers our amended and restated 2007 stock option plan. The plan administrator has sole authority, in its absolute discretion, to (i) construe and interpret the plan; (ii) grant stock options under the plan; (iii) determine the individuals to whom stock options will be granted under the plan and whether the option is granted as an incentive stock option or a non-qualified stock option; (iv) determine the number of shares of our common stock subject to each stock option, the exercise price of each stock option, and the duration of each stock option.

Eligibility

An employee of our company or subsidiary are eligible to receive incentive stock options.

Shares Subject to Our Amended and Restated 2007 Stock Option Plan

Under the plan, the plan administrator is authorized to grant stock options to acquire up to a total of 4,000,000 shares of our common stock.

Type of Stock Options

Under the plan, either incentive stock options or non-qualified stock options may be granted. Incentive stock options are stock options that qualify for certain favorable tax treatment under the U.S. tax laws. Non-qualified stock options are stock options that are not incentive stock options. The aggregate fair market value on the date of grant of our common stock with respect to which incentive stock options are exercisable for the first time by an optionee subject to tax in the United States during any calendar year must not exceed $100,000, or such other limit as may be prescribed by the Internal Revenue Code.

Number of Shares

The number of shares of our common stock that may be reserved pursuant to the exercise of stock options granted to any person must not exceed 10% of the issued and outstanding shares of our common stock.

Stock Option Price

The per share exercise price for an incentive stock option must not be less than the fair market value per share of our common stock on the date of grant. With respect to incentive stock options granted to greater-than-ten percent stockholder of our company, the exercise price per share must not be less than 110% of the fair market value per share of our common stock on the date of grant. With respect to non-qualified stock options, the exercise price per share must be the fair market value per share of our common stock as determined by the plan administrator in good faith.

On February 25, 2011, the closing price of our common stock as reported by the OTC Bulletin Board was $3.70 per share.

Duration of Stock Options

The expiration date of a stock option must not be later than 10 years from the date of grant; provided that the expiration date of any incentive stock option granted to a greater-than-ten percent stockholder of our company must not be later than five years from the date of grant.

Vesting Schedule

The vesting schedule for each stock option must be specified by the plan administrator at the time of grant prior to the provision of services with respect to which such stock option is granted. If no vesting schedule is specified at the time of grant, the stock option must vest pursuant to the following vesting schedule:

  25% of the total stock options must vest 1 year from the date of granting;

  50% of the total stock options must vest 2 years from the date of granting;

  75% of the total stock options must vest 3 years from the date of granting; and

  100% of the total stock options must vest 4 years from the date of granting.

The plan administrator may accelerate the vesting of one or more outstanding stock options.

Term of Stock Option

Stock options that have vested but not exercised terminate upon the occurrence of the first of the following events: (i) the expiration of the stock option; (ii) the date of an optionee’s termination of employment or contractual relationship with our company for cause; (iii) the expiration of three months from the date of an optionee’s termination of employment or contractual relationship for any reason other than cause, death or certain disability unless in the case of a non-qualified stock option, the exercise period is extended by the plan administrator until a date not later than the expiration date of the stock option; and (iv) the expiration of one year from termination of an optionee’s employment or contractual relationship by reason of death or certain disability unless in the case of a non-qualified stock option, the exercise period is extended by the plan administrator until a date not later than the expiration date of the stock option. Notwithstanding the foregoing, any vested stock options which have been granted to the optionee in the optionee’s capacity as a director of our company or subsidiary terminate upon the occurrence of the first of the following events: (i) the expiration of the stock option; (ii) the expiration of one year from termination of an optionee’s employment or contractual relationship by reason of death or certain disability unless in the case of a non-qualified stock option, the exercise period is extended by the plan administrator until a date not later than the expiration date of the stock option; and the expiration of three months from the date the optionee ceases to serve as a director of our company or subsidiary, unless, in the case of the non-qualified stock option, the exercise period is extended by the plan administrator until a date not later than the expiration date of the stock option.

Stock options that have not vested terminate immediately upon termination of employment of the optionee by our company for any reason whatsoever, including death and disability.

Non-Transferability of Stock Option

The stock options granted under the plan may not be transferred, assigned, pledged or hypothecated in any manner other than by will or by applicable laws of descent and distribution or, in the case of a non-qualified stock option, pursuant to a qualified domestic relations order except for under certain limited circumstances. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of any stock option contrary to the provisions of the plan, or upon the sale, levy or any attachment or similar process the rights and privileges conferred by the plan, such stock option will terminate and become null and void.

Securities Regulation and Tax Withholding

The shares of our common stock will not be issued with respect to a stock option unless the exercise of such stock option and the issuance and delivery of such shares comply with applicable United States federal and state securities laws, the Internal Revenue Code, the rules of any applicable foreign jurisdiction, and such issuance will be further subject to the approval of counsel for our company with respect to such compliance, including the availability of an exemption from prospectus and registration requirements for the issuance and sale of such shares.

The optionee must pay to us promptly upon exercise of a stock option or, if later, the date that the amount of such obligations becomes determinable, all applicable federal, state, local and foreign withholding taxes resulting upon exercise of a stock option or from a transfer or other disposition of shares of our common stock acquired upon exercise of a stock option or otherwise related to a stock option or shares of our common stock acquired in connection with a stock option.

Term of the Plan

Unless sooner terminated by our board of directors, the plan terminates on the tenth anniversary of the adoption of the plan by our board of directors. No stock option may be granted after such termination or during any suspension of the plan.

Amendment of the Plan

The plan administrator may, at any time, modify, amend or terminate the plan or modify or amend stock options granted under the plan.

Federal Income Tax Consequences Relating to Our Amended and Restated 2007 Stock Option Plan

The following discussion summarizes our understanding of the more significant United States federal income tax consequences associated with options granted under our amended and restated 2007 stock option plan and does not address any estate, gift, state, local or non-U.S. tax laws. The tax consequences of receipt of any options under our amended and restated 2007 stock option plan may vary depending upon the particular circumstances and it should be noted that the income tax laws, regulations and interpretations thereof change frequently. Optionees should rely upon their own tax consultants for advice concerning the specific tax consequences applicable to them.

Incentive Stock Options

The grant of an incentive stock option will not be a taxable event for the optionee or for us. An optionee will not recognize taxable income upon exercise of an incentive stock option (except that the alternative minimum tax may apply), and any gain realized upon a disposition of our common stock received pursuant to the exercise of an incentive stock option will be taxed as long-term capital gain if the optionee holds the shares of our common stock for at least two years after the date of grant and for one year after the date of exercise (the “Holding Period Requirement”). We will not be entitled to any business expense deduction with respect to the exercise of an incentive stock option, except as discussed below.

For the exercise of a stock option to qualify for the foregoing tax treatment, the optionee generally must be our employee or an employee of our subsidiary from the date the stock option is granted through a date within three months before the date of exercise of the stock option.

If all of the foregoing requirements are met except the Holding Period Requirement, the optionee will recognize ordinary income upon the disposition of our common stock in an amount generally equal to the excess of the fair market value of our common stock at the time the stock option was exercised over the option exercise price (but not in excess of the gain realized on the sale). The balance of the realized gain, if any, will be capital gain. We will be allowed a business expense deduction to the extent the optionee recognizes ordinary income, subject to our compliance with Section 162(m) of the Internal Revenue Code and to certain reporting requirements.

Non-Qualified Stock Options

The grant of a non-qualified stock option will not be a taxable event for the optionee or us. Upon exercising a non-qualified stock option, an optionee will recognize ordinary income in an amount equal to the difference between the exercise price and the fair market value of our common stock on the date of exercise. Upon a subsequent sale or exchange of shares acquired pursuant to the exercise of a non-qualified stock option, the optionee will have taxable capital gain or loss, measured by the difference between the amount realized on the disposition and the tax basis of the shares of our common stock (generally, the amount paid for the shares plus the amount treated as ordinary income at the time the stock option was exercised).

If we comply with applicable reporting requirements and with the restrictions of Section 162(m) of the Internal Revenue Code, we will be entitled to a business expense deduction in the same amount and generally at the same time as the optionee recognizes ordinary income.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS OR INDIVIDUAL COMPENSATION ARRANGEMENTS

The following table summarizes certain information regarding our equity compensation plan or individual compensation arrangements as at September 30, 2010:

Equity Compensation Plan Information
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)
Equity compensation plans approved by security holders	2,375,000	3.42	625,000
Equity compensation plans not approved by security holders	400,000	2.50	0
Total	2,775,000	3.29	625,000

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

No director, executive officer, or nominee for election as a director of our company and no associate of any of the foregoing persons has any substantial interest, direct or indirect, by security holding or otherwise, in any matter to be acted upon at the annual meeting other than elections to office.

“HOUSEHOLDING” OF PROXY MATERIALS

The Securities and Exchange Commission permits companies and intermediaries such as brokers to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement or annual report, as applicable, addressed to those stockholders. This process, which is commonly referred to as "householding", potentially provides extra conveniences for stockholders and cost savings for companies.

Although we do not intend to household for our stockholders of record, some brokers household our proxy materials and annual reports, delivering a single proxy statement annual report to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement or annual report, or if you are receiving multiple copies of either document and wish to receive only one, please notify your broker. Stockholders who currently receive multiple copies of the proxy statement at their address and would like to request "householding" of their communications should contact their broker.

STOCKHOLDER PROPOSALS

Stockholder proposals to be considered for inclusion in the proxy statement and form of proxy relating to our next annual meeting of stockholders must be received no later than October 31, 2011. If we change the date of our next annual meeting of stockholders by more than 30 days from the date of the previous year’s annual meeting of stockholders, then the deadline is a reasonable time before we begin to print and send our proxy materials. All such proposals must comply with the requirements of Rule 14a-8 of Regulation 14A of the Securities Exchange Act of 1934, as amended which sets forth specific requirements and limitations applicable to nominations and proposals at annual meetings of stockholders.

All stockholder proposals, notices and requests should be made in writing and sent via registered, certified or express mail to Anavex Life Sciences Corp.,50 Harrison Street, Suite 315A, Hoboken, New Jersey 07030 , Attention: President.

WHERE YOU CAN FIND MORE INFORMATION

We file annual and other reports, proxy statements and other information with certain Canadian securities regulatory authorities and with the Securities and Exchange Commission in the United States. The documents filed with the Securities and Exchange Commission are available to the public from the Securities and Exchange Commission’s website at www.sec.gov. The documents filed with the Canadian securities regulatory authorities are available at www.sedar.com.

OTHER MATTERS

Our board of directors does not intend to bring any other business before the annual meeting, and so far as is known to our board of directors, no matters are to be brought before the annual meeting except as specified in the notice of the annual meeting.

By Order of the Board of Directors

/s/ Harvey Lalach
Harvey Lalach
President
February 28, 2011

APPENDIX “A”
ANAVEX LIFE SCIENCES CORP.

AUDIT COMMITTEE CHARTER

     The following Audit Committee Charter was adopted by the Audit Committee of the Board of Directors and the Board of Directors of Anavex Life Sciences Corp. (the “Company”):

1. Members. The Board of Directors will appoint an Audit Committee of at least one (1) member or such other number as the Board of Directors determines from time to time. The Board will attempt to appoint at least one “independent” director of the Board. The Audit Committee will designate one member as chairperson of the Audit Committee (the “Audit Committee Chair”). “Independent” means a director who meets the definition of “independence” under the rules and regulations of the Securities and Exchange Commission (the “SEC”) and the stock exchange or trading market upon which the Company’s shares are listed or quoted for trading, as determined by the Board of Directors.

At least one member of the Audit Committee must be financially sophisticated and shall have past employment experience in finance or accounting, requisite professional certification in accounting or other financial experience or background, as determined by the Board of Directors. Each other member of the Audit Committee must be financially literate and be able to read and understand fundamental financial statements, including a balance sheet, income statement and cash flow statement, as determined by the Board of Directors. Members of the Audit Committee may receive fees from the Company as permitted by rules of the SEC and the stock exchange or trading market upon which the Company’s shares are listed for trading. Each appointed member of the Audit Committee shall be subject to annual reconfirmation and may be removed by the Board of Directors at any time.

2. Purposes, Duties, and Responsibilities. The Audit Committee represents the Board of Directors in discharging its responsibility relating to the accounting, reporting and financial practices of the Company and its subsidiaries, and has general responsibility for oversight of internal controls, accounting and audit activities and legal compliance of the Company and its subsidiaries. However, the Audit Committee’s function is one of oversight only and shall not relieve the Company’s management of its responsibilities for preparing financial statements which accurately and fairly present the Company’s financial results and conditions or the responsibilities of the independent accountants relating to the audit or review of financial statements. Specifically, the Audit Committee will:

(a)

have the authority with respect to the appointment, retention or discharge of the independent public accountants as auditors of the Company who perform the annual audit in accordance with applicable securities laws, which accountants shall be ultimately accountable to the Board of Directors through the Audit Committee;

(b)

review with the independent accountants the scope of the audit and the results of the annual audit examination by the independent accountants and any reports of the independent accountants with respect to reviews of interim financial statements;

(c)

review information, including written statements from the independent accountants, concerning any relationships between the auditors and the Company or any other relationships that may adversely affect the independence of the auditors and assess the independence of the outside auditor;

(d)

review and discuss with management and the independent auditors the Company’s annual audited financial statements, including a discussion with the auditors of their judgments as to the quality of the Company’s accounting principles;

(e)

review the services to be provided by the independent auditors to assure that the independent auditors do not undertake any engagement for services for the Company that would constitute prohibited services under SEC rules or under the rules of any stock exchange or trading market on which the Company’s shares are listed for trading, or could be viewed as compromising the auditor’s independence;

(f)

review with management and the independent auditors the results of any significant matters identified as a result of the independent auditors’ interim review procedures prior to the filing of each Form l0-QSB or as soon thereafter as possible; provided that the Audit Committee Chair may perform this function on behalf of the Audit Committee, but the Audit Committee will endeavor to meet quarterly to review the Form 10-QSB;

(g)	review the annual program for the Company’s internal audits, if any, and review audit reports submitted by the internal auditing staff, if any;

(h)	periodically review the adequacy of the Company’s internal controls;

(i)

review changes in the accounting policies of the Company and accounting and financial reporting proposals that are provided by the independent accountants that may have a significant impact on the Company’s financial reports, and make comments on the foregoing to the Board of Directors;

(j)	oversee and review annually the Company’s Code of Business Conduct and Ethics and Compliance Program;

(k)	periodically Review the adequacy of the Audit Committee Charter;

(l)	make reports and recommendations to the Board of Directors within the scope of its functions;

(m)	approve material contracts where the Board of Directors determines that it has a conflict;

(n)	establish procedures for receipt, retention and treatment of complaints received by the company regarding the audit or accounting matters;

(o)

where unanimously considered necessary by the Audit Committee, engage independent counsel and/or other advisors at the Company’s expense to advise on material issues affecting the Company, which the Audit Committee considers are not appropriate for the full board;

(p)	satisfy itself that management put into place procedures that facilitate compliance with the disclosure and financial reporting controls provisions of applicable securities laws and regulation;

(q)	review all loans to officers; and

(r)

review and monitor all related party transactions which may be entered into by the Company as required by rules of the Stock exchange or trading market upon which the Company’s shares are listed for trading.

3. Meetings. The Audit Committee will, where possible, meet on a regular basis at least once every quarter, and will hold special meetings as it deems necessary or appropriate in its judgment. However, the Audit Committee may meet at any time that the independent accountants believe that communication to the Committee is required. Meetings may be held in person or telephonically, and shall be at such times and places as the Audit Committee determines. As it deems appropriate, but not less than once each year, the Audit Committee will meet in private session with the independent accountants. The majority of the members of the Audit Committee constitute a quorum and shall be empowered to act on behalf of the Audit Committee.

     APPENDIX “B”
ANAVEX LIFE SCIENCES CORP.
AMENDED AND RESTATED 2007 STOCK OPTION PLAN

This Amended and Restated 2007 Stock Option Plan (the "Plan") provides for the grant of options to acquire common shares (the "Common Shares") in the capital of Anavex Life Sciences Corp., a corporation formed under the laws of the State of Nevada (the "Corporation"). Stock options granted under this Plan that qualify under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") are referred to in this Plan as "Incentive Stock Options" and stock options that do not qualify under Section 422 of the Code are referred to as "Non-Qualified Stock Options". Incentive Stock Options and Non-Qualified Stock Options granted under this Plan are collectively referred to as "Options".

1.      PURPOSE

1.1    The purpose of this Plan is to retain the services of valued key employees and consultants of the Corporation and such other persons as the Plan Administrator shall select in accordance with Section 2 below, and to encourage such persons to acquire a greater proprietary interest in the Corporation, thereby strengthening their incentive to achieve the objectives of the shareholders of the Corporation, and to serve as an aid and inducement in the hiring of new employees and to provide an equity incentive to consultants and other persons selected by the Plan Administrator.

1.2    This Plan shall at all times be subject to all legal requirements relating to the administration of stock option plans, if any, under applicable corporate laws, applicable United States federal and state securities laws, the Code, the rules of any applicable stock exchange or stock quotation system, and the rules of any foreign jurisdiction applicable to Options granted to residents therein (collectively, the "Applicable Laws").

2.      ADMINISTRATION

2.1    This Plan shall be administered initially by the Board of Directors of the Corporation (the "Board"), except that the Board may, in its discretion, establish a committee composed of two (2) or more members of the Board or two (2) or more other persons to administer the Plan, which committee (the "Committee") may be an executive, compensation or other committee, including a separate committee especially created for this purpose. The Board or, if applicable, the Committee is referred to herein as the "Plan Administrator".

2.2    If and so long as the Common Shares are registered under Section 12(b) or 12(g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and the Corporation wishes to grant Incentive Stock Options, then the Board shall consider in selecting the Plan Administrator and the membership of any Committee, with respect to any persons subject or likely to become subject to Section 16 of the Exchange Act, the provisions regarding (a) "outside directors" as contemplated by Section 162(m) of the Code, and (b) "Non-Employee Directors" as contemplated by Rule 16b-3 under the Exchange Act.

2.3    The Committee shall have the powers and authority vested in the Board hereunder (including the power and authority to interpret any provision of the Plan or of any Option). The members of any such Committee shall serve at the pleasure of the Board. A majority of the members of the Committee shall constitute a quorum, and all actions of the Committee shall be taken by a majority of the members present. Any action may be taken by a written instrument signed by all of the members of the Committee and any action so taken shall be fully effective as if it had been taken at a meeting.

2.4    Subject to the provisions of this Plan and any Applicable Laws, and with a view to effecting the purpose of the Plan, the Plan Administrator shall have sole authority, in its absolute discretion, to:

(a)	construe and interpret this Plan;

(b)	define the terms used in the Plan;

(c)	prescribe, amend and rescind the rules and regulations relating to this Plan;

(d)	correct any defect, supply any omission or reconcile any inconsistency in this Plan;

(e)	grant Options under this Plan;

(f)	determine the individuals to whom Options shall be granted under this Plan and whether the Option is granted as an Incentive Stock Option or a Non-Qualified Stock Option;

(g)	determine the time or times at which Options shall be granted under this Plan;

(h)	determine the number of Common Shares subject to each Option, the exercise price of each Option, the duration of each Option and the times at which each Option shall become exercisable;

(i)	determine all other terms and conditions of the Options; and

(j)	make all other determinations and interpretations necessary and advisable for the administration of the Plan.

2.5    All decisions, determinations and interpretations made by the Plan Administrator shall be binding and conclusive on all participants in the Plan and on their legal representatives, heirs and beneficiaries.

3.      ELIGIBILITY

3.1    Incentive Stock Options may be granted to any individual who, at the time the Option is granted, is an employee of the Corporation or any Related Corporation (as defined below) ("Employees").

3.2    Non-Qualified Stock Options may be granted to Employees and to such other persons who are not Employees as the Plan Administrator shall select, subject to any Applicable Laws.

3.3    Options may be granted in substitution for outstanding Options of another corporation in connection with the merger, consolidation, acquisition of property or stock or other reorganization between such other corporation and the Corporation or any subsidiary of the Corporation. Options also may be granted in exchange for outstanding Options.

3.4    Any person to whom an Option is granted under this Plan is referred to as an "Optionee". Any person who is the owner of an Option is referred to as a "Holder".

3.5    As used in this Plan, the term "Related Corporation" shall mean any corporation (other than the Corporation) that is a "Parent Corporation" of the Corporation or "Subsidiary Corporation" of the Corporation, as those terms are defined in Sections 424(e) and 424(f), respectively, of the Code (or any successor provisions) and the regulations thereunder (as amended from time to time).

4.       STOCK

The Plan Administrator is authorized to grant Options to acquire up to a total of 4,000,000 Common Shares. The number of Common Shares with respect to which Options may be granted hereunder is subject to adjustment as set forth in Section 5.13 hereof. In the event that any outstanding Option expires or is terminated for any reason, the Common Shares allocable to the unexercised portion of such Option may again be subject to an Option granted to the same Optionee or to a different person eligible under Section 3 of this Plan; provided however, that any cancelled Options will be counted against the maximum number of shares with respect to which Options may be granted to any particular person as set forth in Section 5 hereof.

5.      TERMS AND CONDITIONS OF OPTIONS

Each Option granted under this Plan shall be evidenced by a written agreement approved by the Plan Administrator (each, an "Agreement"). Agreements may contain such provisions, not inconsistent with this Plan or any Applicable Laws, as the Plan Administrator in its discretion may deem advisable. All Options also shall comply with the following requirements:

5.1    Number of Shares and Type of Option

Each Agreement shall state the number of Common Shares to which it pertains and whether the Option is intended to be an Incentive Stock Option or a Non-Qualified Stock Option; provided that:

(a)	the number of Common Shares that may be reserved pursuant to the exercise of Options granted to any person shall not exceed 10% of the issued and outstanding Common Shares of the Corporation;

(b)	in the absence of action to the contrary by the Plan Administrator in connection with the grant of an Option, all Options shall be Non-Qualified Stock Options;

(c)

the aggregate fair market value (determined at the Date of Grant, as defined below) of the Common Shares with respect to which Incentive Stock Options are exercisable for the first time by the Optionee during any calendar year (granted under this Plan and all other Incentive Stock Option plans of the Corporation, a Related Corporation or a predecessor corporation) shall not exceed U.S.$100,000, or such other limit as may be prescribed by the Code as it may be amended from time to time (the "Annual Limit"); and

(d)	any portion of an Option which exceeds the Annual Limit shall not be void but rather shall be a Non-Qualified Stock Option.

5.2    Date of Grant

Each Agreement shall state the date the Plan Administrator has deemed to be the effective date of the Option for purposes of this Plan (the "Date of Grant").

5.3    Option Price

Each Agreement shall state the price per Common Share at which it is exercisable. The Plan Administrator shall act in good faith to establish the exercise price in accordance with Applicable Laws; provided that:

(a)

the per share exercise price for an Incentive Stock Option or any Option granted to a "covered employee" as such term is defined for purposes of Section 162(m) of the Code shall not be less than the fair market value per Common Share at the Date of Grant as determined by the Plan Administrator in good faith;

(b)

with respect to Incentive Stock Options granted to greater-than-ten percent (>10%) shareholders of the Corporation (as determined with reference to Section 424(d) of the Code), the exercise price per share shall not be less than one hundred ten percent (110%) of the fair market value per Common Share at the Date of Grant as determined by the Plan Administrator in good faith; and

(c)

Options granted in substitution for outstanding options of another corporation in connection with the merger, consolidation, acquisition of property or stock or other reorganization involving such other corporation and the Corporation or any subsidiary of the Corporation may be granted with an exercise price equal to the exercise price for the substituted option of the other corporation, subject to any adjustment consistent with the terms of the transaction pursuant to which the substitution is to occur, and provided that for Incentive Stock Options:

(i)

the excess of the aggregate fair market value of the shares subject to the option immediately after the substitution over the aggregate exercise price of such shares is not more than the excess of the aggregate fair market value of all shares subject to the option immediately before such substitution over the aggregate exercise price of such shares, and

	(ii)	the substituted option does not give the employee additional benefits which he did not have under the previously held Option; and

(d)	with respect to Non-Qualified Stock Options, the exercise price per share shall be the fair market value of the Common Shares as determined by the Plan Administrator in good faith.

5.4    Duration of Options

At the time of the grant of the Option, the Plan Administrator shall designate, subject to Section 5.7 below, the expiration date of the Option, which date shall not be later than ten (10) years from the Date of Grant; provided, that the expiration date of any Incentive Stock Option granted to a greater-than-ten percent (>10%) shareholder of the Corporation (as determined with reference to Section 424(d) of the Code) shall not be later than five (5) years from the Date of Grant. In the absence of action to the contrary by the Plan Administrator in connection with the grant of a particular Option, and except in the case of Incentive Stock Options as described above, all Options granted under this Section 5 shall expire ten (10) years from the Date of Grant.

5.5    Vesting Schedule

No Option shall be exercisable until it has vested. The vesting schedule for each Option shall be specified by the Plan Administrator at the time of grant of the Option prior to the provision of services with respect to which such Option is granted; provided, that if no vesting schedule is specified at the time of grant, the Option shall vest according to the following schedule:

NUMBER OF YEARS FOLLOWING DATE OF GRANT	PERCENTAGE OF TOTAL OPTION VESTED
1	25%
2	50%
3	75%
4	100%

The Plan Administrator may specify a vesting schedule for all or any portion of an Option based on the achievement of performance objectives established in advance of the commencement by the Optionee of services related to the achievement of the performance objectives. Performance objectives shall be expressed in terms of objective criteria, including but not limited to, one or more of the following: return on equity, return on assets, share price, market share, sales, earnings per share, costs, net earnings, net worth, inventories, cash and cash equivalents, gross margin or the Corporation's performance relative to its internal business plan. Performance objectives may be in respect of the performance of the Corporation as a whole (whether on a consolidated or unconsolidated basis), a Related Corporation, or a subdivision, operating unit, product or product line of either of the foregoing. Performance objectives may be absolute or relative and may be expressed in terms of a progression or a range. An Option that is exercisable (in full or in part) upon the achievement of one or more performance objectives may be exercised only following written notice to the Optionee and the Corporation by the Plan Administrator that the performance objective has been achieved.

5.6    Acceleration of Vesting

The vesting of one or more outstanding Options may be accelerated by the Plan Administrator at such times and in such amounts as it shall determine in its sole discretion.

5.7    Term of Option

(a)	Vested Options shall terminate, to the extent not previously exercised, upon the occurrence of the first of the following events:

	(i)	the expiration of the Option, as designated by the Plan Administrator in accordance with Section 5.4 above;

	(ii)	the date of an Optionee's termination of employment or contractual relationship with the Corporation or any Related Corporation for cause (as determined by the Plan Administrator, acting reasonably);

(iii)

the expiration of three (3) months from the date of an Optionee's termination of employment or contractual relationship with the Corporation or any Related Corporation for any reason whatsoever other than cause, death or Disability (as defined below) unless, in the case of a Non-Qualified Stock Option, the exercise period is extended by the Plan Administrator until a date not later than the expiration date of the Option; or

(iv)

the expiration of one year (1) from termination of an Optionee's employment or contractual relationship by reason of death or Disability (as defined below) unless, in the case of a Non-Qualified Stock Option, the exercise period is extended by the Plan Administrator until a date not later than the expiration date of the Option.

(b)

Notwithstanding Section 5.7(a) above, any vested Options which have been granted to the Optionee in the Optionee's capacity as a director of the Corporation or any Related Corporation shall terminate upon the occurrence of the first of the following events:

	(i)	the event specified in Section 5.7(a)(i) above;

	(ii)	the event specified in Section 5.7(a)(iv) above; and

(iii)

the expiration of three (3) months from the date the Optionee ceases to serve as a director of the Corporation or Related Corporation, as the case may be unless, in the case of a Non-Qualified Stock Option, the exercise period is extended by the Plan Administrator until a date not later than the expiration date of the Option.

(c)

Upon the death of an Optionee, any vested Options held by the Optionee shall be exercisable only by the person or persons to whom such Optionee's rights under such Option shall pass by the Optionee's will or by the laws of descent and distribution of the Optionee's domicile at the time of death and only until such Options terminate as provided above.

(d)

For purposes of the Plan, unless otherwise defined in the Agreement, "Disability" shall mean medically determinable physical or mental impairment which has lasted or can be expected to last for a continuous period of not less than twelve (12) months or that can be expected to result in death. The Plan Administrator shall determine whether an Optionee has incurred a Disability on the basis of medical evidence acceptable to the Plan Administrator. Upon making a determination of Disability, the Plan Administrator shall, for purposes of the Plan, determine the date of an Optionee's termination of employment or contractual relationship.

(e)

Unless accelerated in accordance with Section 5.6 above, unvested Options shall terminate immediately upon termination of employment of the Optionee by the Corporation for any reason whatsoever, including death or Disability.

(f)

For purposes of this Plan, transfer of employment between or among the Corporation and/or any Related Corporation shall not be deemed to constitute a termination of employment with the Corporation or any Related Corporation. Employment shall be deemed to continue while the Optionee is on military leave, sick leave or other bona fide leave of absence (as determined by the Plan Administrator). The foregoing notwithstanding, employment shall not be deemed to continue beyond the first ninety (90) days of such leave, unless the Optionee's re-employment rights are guaranteed by statute or by contract.

5.8    Exercise of Options

(a)

Options shall be exercisable, in full or in part, at any time after vesting, until termination. If less than all of the Common Shares included in the vested portion of any Option are purchased, the remainder may be purchased at any subsequent time prior to the expiration of the Option term. Only whole Common Shares may be issued pursuant to an Option, and to the extent that an Option covers less than one (1) share, it is unexercisable.

(b)

Options or portions thereof may be exercised by giving written notice to the Corporation, which notice shall specify the number of Common Shares to be purchased, and be accompanied by payment in the amount of the aggregate exercise price for the Common Shares so purchased, which payment shall be in the form specified in Section 5.9 below. The Corporation shall not be obligated to issue, transfer or deliver a certificate representing Common Shares to the Holder of any Option, until provision has been made by the Holder, to the satisfaction of the Corporation, for the payment of the aggregate exercise price for all Common Shares for which the Option shall have been exercised and for satisfaction of any tax withholding obligations associated with such exercise. During the lifetime of an Optionee, Options are exercisable only by the Optionee.

5.9    Payment upon Exercise of Option

Upon the exercise of any Option, the aggregate exercise price shall be paid to the Corporation in cash or by certified or cashier's check. In addition, if pre-approved in writing by the Plan Administrator who may arbitrarily withhold consent, the Holder may pay for all or any portion of the aggregate exercise price by complying with one or more of the following alternatives:

(a)

by delivering a properly executed exercise notice together with irrevocable instructions to a broker promptly to sell or margin a sufficient portion of the Common Shares and deliver directly to the Corporation the amount of sale or margin loan proceeds to pay the exercise price; or

(b)	by complying with any other payment mechanism approved by the Plan Administrator at the time of exercise.

5.10    No Rights as a Shareholder

A Holder shall have no rights as a shareholder of the Corporation with respect to any Common Shares covered by an Option until such Holder becomes a record holder of such Common Shares, irrespective of whether such Holder has given notice of exercise. Subject to the provisions of Section 5.13 hereof, no rights shall accrue to a Holder and no adjustments shall be made on account of dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights declared on, or created in, the Common Shares for which the record date is prior to the date the Holder becomes a record holder of the Common Shares covered by the Option, irrespective of whether such Holder has given notice of exercise.

5.11    Non-transferability of Options

(a)

Options granted under this Plan and the rights and privileges conferred by this Plan may not be transferred, assigned, pledged or hypothecated in any manner (whether by operation of law or otherwise) other than by will or by applicable laws of descent and distribution or, in the case of a Non-Qualified Stock Option, pursuant to a qualified domestic relations order, and shall not be subject to execution, attachment or similar process; provided however that, subject to applicable laws:

(i)

for Non-Qualified Stock Options, any Agreement may provide or be amended to provide that a Non-Qualified Stock Option to which it relates is transferable without payment of consideration to immediate family members of the Optionee or to trusts or partnerships or limited liability companies established exclusively for the benefit of the Optionee and the Optionee's immediate family members; or

	(ii)	for all Options, the Optionee's heirs or administrators may exercise any portion of the outstanding Options within one year of the Optionee's death.

(b)

Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of any Option or of any right or privilege conferred by this Plan contrary to the provisions hereof, or upon the sale, levy or any attachment or similar process upon the rights and privileges conferred by this Plan, such Option shall thereupon terminate and become null and void.

5.12    Securities Regulation and Tax Withholding

(a)

Common Shares shall not be issued with respect to an Option unless the exercise of such Option and the issuance and delivery of such Common Shares shall comply with all Applicable Laws, and such issuance shall be further subject to the approval of counsel for the Corporation with respect to such compliance, including the availability of an exemption from prospectus and registration requirements for the issuance and sale of such Common Shares. The inability of the Corporation to obtain from any regulatory body the authority deemed by the Corporation to be necessary for the lawful issuance and sale of any Common Shares under this Plan, or the unavailability of an exemption from prospectus and registration requirements for the issuance and sale of any Common Shares under this Plan, shall relieve the Corporation of any liability with respect to the non-issuance or sale of such Common Shares.

(b)

As a condition to the exercise of an Option, the Plan Administrator may require the Holder to represent and warrant in writing at the time of such exercise that the Common Shares are being purchased only for investment and without any then-present intention to sell or distribute such Common Shares. If necessary under Applicable Laws, the Plan Administrator may cause a stop- transfer order against such Common Shares to be placed on the stock books and records of the Corporation, and a legend indicating that the Common Shares may not be pledged, sold or otherwise transferred unless an opinion of counsel is provided stating that such transfer is not in violation of any Applicable Laws, may be stamped on the certificates representing such Common Shares in order to assure an exemption from registration. The Plan Administrator also may require such other documentation as may from time to time be necessary to comply with applicable securities laws. THE CORPORATION HAS NO OBLIGATION TO UNDERTAKE REGISTRATION OF OPTIONS OR THE COMMON SHARES ISSUABLE UPON THE EXERCISE OF OPTIONS.

(c)

The Holder shall pay to the Corporation by certified or cashier's check, promptly upon exercise of an Option or, if later, the date that the amount of such obligations becomes determinable, all applicable federal, state, local and foreign withholding taxes that the Plan Administrator, in its discretion, determines to result upon exercise of an Option or from a transfer or other disposition of Common Shares acquired upon exercise of an Option or otherwise related to an Option or Common Shares acquired in connection with an Option. Upon approval of the Plan Administrator, a Holder may satisfy such obligation by complying with one or more of the following alternatives selected by the Plan Administrator:

(i)

by delivering to the Corporation Common Shares previously held by such Holder or by the Corporation withholding Common Shares otherwise deliverable pursuant to the exercise of the Option, which Common Shares received or withheld shall have a fair market value at the date of exercise (as determined by the Plan Administrator) equal to any withholding tax obligations arising as a result of such exercise, transfer or other disposition; or

	(ii)	by complying with any other payment mechanism approved by the Plan Administrator from time to time.

(d)

The issuance, transfer or delivery of certificates representing Common Shares pursuant to the exercise of Options may be delayed, at the discretion of the Plan Administrator, until the Plan Administrator is satisfied that the applicable requirements of all Applicable Laws and the withholding provisions of the Code have been met and that the Holder has paid or otherwise satisfied any withholding tax obligation as described in Section 5.12(c) above.

5.13    Adjustments Upon Changes In Capitalization

(a)

The aggregate number and class of shares for which Options may be granted under this Plan, the number and class of shares covered by each outstanding Option, and the exercise price per share thereof (but not the total price), and each such Option, shall all be proportionately adjusted for any increase or decrease in the number of issued Common Shares of the Corporation resulting from:

	(i)	a subdivision or consolidation of Common Shares or any like capital adjustment, or

(ii)

the issuance of any Common Shares, or securities exchangeable for or convertible into Common Shares, to the holders of all or substantially all of the outstanding Common Shares by way of a stock dividend (other than the issue of Common Shares, or securities exchangeable for or convertible into Common Shares, to holders of Common Shares pursuant to their exercise of options to receive dividends in the form of Common Shares, or securities convertible into Common Shares, in lieu of dividends paid in the ordinary course on the Common Shares).

(b)

Except as provided in Section 5.13(c) hereof, upon a merger (other than a merger of the Corporation in which the holders of Common Shares immediately prior to the merger have the same proportionate ownership of common shares in the surviving corporation immediately after the merger), consolidation, acquisition of property or stock, separation, reorganization (other than a mere re-incorporation or the creation of a holding Corporation) or liquidation of the Corporation, as a result of which the shareholders of the Corporation, receive cash, shares or other property in exchange for or in connection with their Common Shares, any Option granted hereunder shall terminate, but the Holder shall have the right to exercise such Holder's Option immediately prior to any such merger, consolidation, acquisition of property or shares, separation, reorganization or liquidation, and to be treated as a shareholder of record for the purposes thereof, to the extent the vesting requirements set forth in the Option agreement have been satisfied.

(c)

If the shareholders of the Corporation receive shares in the capital of another corporation ("Exchange Shares") in exchange for their Common Shares in any transaction involving a merger (other than a merger of the Corporation in which the holders of Common Shares immediately prior to the merger have the same proportionate ownership of Common Shares in the surviving corporation immediately after the merger), consolidation, acquisition of property or shares, separation or reorganization (other than a mere re-incorporation or the creation of a holding Corporation), all Options granted hereunder shall be converted into options to purchase Exchange Shares unless the Corporation and the corporation issuing the Exchange Shares, in their sole discretion, determine that any or all such Options granted hereunder shall not be converted into options to purchase Exchange Shares but instead shall terminate in accordance with, and subject to the Holder's right to exercise the Holder's Options pursuant to, the provisions of Section 5.13(b) The amount and price of converted options shall be determined by adjusting the amount and price of the Options granted hereunder in the same proportion as used for determining the number of Exchange Shares the holders of the Common Shares receive in such merger, consolidation, acquisition or property or stock, separation or reorganization. Unless accelerated by the Board, the vesting schedule set forth in the option agreement shall continue to apply to the options granted for the Exchange Shares.

(d)

In the event of any adjustment in the number of Common Shares covered by any Option, any fractional shares resulting from such adjustment shall be disregarded and each such Option shall cover only the number of full shares resulting from such adjustment.

(e)

All adjustments pursuant to Section 5.13 shall be made by the Plan Administrator, and its determination as to what adjustments shall be made, and the extent thereof, shall be final, binding and conclusive.

(f)

The grant of an Option shall not affect in any way the right or power of the Corporation to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge, consolidate or dissolve, to liquidate or to sell or transfer all or any part of its business or assets.

6.       EFFECTIVE DATE; AMENDMENT; SHAREHOLDER APPROVAL

6.1    Options may be granted by the Plan Administrator from time to time on or after the date on which this Plan is adopted by the Board (the "Effective Date").

6.2    Unless sooner terminated by the Board, this Plan shall terminate on the tenth anniversary of the Effective Date. No Option may be granted after such termination or during any suspension of this Plan.

6.3    Any Incentive Stock Options granted by the Plan Administrator prior to the ratification of this Plan by the shareholders of the Corporation shall be granted subject to approval of this Plan by the holders of a majority of the Corporation's outstanding voting shares, voting either in person or by proxy at a duly held shareholders' meeting within twelve (12) months before or after the Effective Date. If such shareholder approval is sought and not obtained, all Incentive Stock Options granted prior thereto and thereafter shall be considered Non-Qualified Stock Options and any Options granted to Covered Employees will not be eligible for the exclusion set forth in Section 162(m) of the Code with respect to the deductibility by the Corporation of certain compensation.

7.       NO OBLIGATIONS TO EXERCISE OPTION

The grant of an Option shall impose no obligation upon the Optionee to exercise such Option.

8.      NO RIGHT TO OPTIONS OR TO EMPLOYMENT

Whether or not any Options are to be granted under this Plan shall be exclusively within the discretion of the Plan Administrator, and nothing contained in this Plan shall be construed as giving any person any right to participate under this Plan. The grant of an Option shall in no way constitute any form of agreement or understanding binding on the Corporation or any Related Corporation, express or implied, that the Corporation or any Related Corporation will employ or contract with an Optionee for any length of time, nor shall it interfere in any way with the Corporation's or, where applicable, a Related Corporation's right to terminate Optionee's employment at any time, which right is hereby reserved.

9.      APPLICATION OF FUNDS

The proceeds received by the Corporation from the sale of Common Shares issued upon the exercise of Options shall be used for general corporate purposes, unless otherwise directed by the Board.

10.      INDEMNIFICATION OF PLAN ADMINISTRATOR

In addition to all other rights of indemnification they may have as members of the Board, members of the Plan Administrator shall be indemnified by the Corporation for all reasonable expenses and liabilities of any type or nature, including attorneys' fees, incurred in connection with any action, suit or proceeding to which they or any of them are a party by reason of, or in connection with, this Plan or any Option granted under this Plan, and against all amounts paid by them in settlement thereof (provided that such settlement is approved by independent legal counsel selected by the Corporation), except to the extent that such expenses relate to matters for which it is adjudged that such Plan Administrator member is liable for willful misconduct; provided, that within fifteen (15) days after the institution of any such action, suit or proceeding, the Plan Administrator member involved therein shall, in writing, notify the Corporation of such action, suit or proceeding, so that the Corporation may have the opportunity to make appropriate arrangements to prosecute or defend the same.

11.      AMENDMENT OF PLAN

11.1    The Plan Administrator may, at any time, modify, amend or terminate this Plan or modify or amend Options granted under this Plan, including, without limitation, such modifications or amendments as are necessary to maintain compliance with the Applicable Laws. The Plan Administrator may condition the effectiveness of any such amendment on the receipt of shareholder approval at such time and in such manner as the Plan Administrator may consider necessary for the Corporation to comply with or to avail the Corporation and/or the Optionees of the benefits of any securities, tax, market listing or other administrative or regulatory requirements.

ANAVEX LIFE SCIENCES CORP.
FOR THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON APRIL 11, 2011

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned stockholder of Anavex Life Sciences Corp. (the “Company”) hereby appoints Harvey Lalach and Cameron Durrant, and each of them, as the proxies, each with the power to appoint his/her substitute, and authorizes them to represent and to vote, as designated below, all of the shares of common stock of the Company that the undersigned stockholder is entitled to vote at the annual meeting of stockholders of the Company to be held on April 11, 2011 at 11:00 a.m. (Eastern Daylight Time) at 50 Harrison Street, Suite 315A, Hoboken, New Jersey 07030 and any adjournment thereof, on the matters, set forth below:

The board of directors of the Company recommends a vote “For” Proposal 1, election of all director nominees, “For” Proposal 2, ratification of the appointment of BDO Canada LLP as the independent registered public accounting firm of the Company, and “For” Proposal 3, ratification of the increase in the number of shares of common stock issuable under the 2007 stock option plan by 1,000,000 shares.

		For	Against	Abstain
1.	To elect as a director of the Company:
	Cameron Durrant	[ ]	[ ]	[ ]
	Harvey Lalach	[ ]	[ ]	[ ]
	Sean Lowry	[ ]	[ ]	[ ]
	Alison Ayers	[ ]	[ ]	[ ]

2.	To ratify the appointment of BDO Canada LLP as the independent registered public accounting firm of the Company	[ ]	[ ]	[ ]

3.	To ratify the increase in the number of shares of common stock issuable under the 2007 stock option plan by 1,000,000 shares	[ ]	[ ]	[ ]

This proxy, when properly executed, will be voted as directed by the undersigned stockholder. If no such directions are made, this proxy will be voted for every item listed above.

This proxy card is valid only when signed and dated.

Dated:___________________, 2011

Name	Certificate Number (if Available)

Signature	Number of Shares

Signature if shares held jointly

Please date this proxy and sign your name as it appears on your stock certificates. When shares are held jointly, both owners must sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Please complete, date, sign, and return by mail this proxy card promptly to:

Nevada Agency and Transfer Company
50 West Liberty Street, Suite 880
Reno, Nevada 89501